EXHIBIT 10.2
                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 PROMISSORY NOTE

$2,500,000                                                        April 29, 2008

FOR VALUE RECEIVED, PAID, INC., a Delaware corporation (the "Company"), promises to pay to the order of Lewis Asset Management, or its registered assigns ("Holder"), on or before the first event of the following:

      1. 24 months from the date of this Note ("Maturity Date"); or

      2. Any time during the 24 months prior to the Maturity Date;

in lawful money of the United States, in immediately available funds, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000) (or such lesser amount actually extended by Holder to Company) plus the full amount of the interest owed hereunder, with interest on the unpaid balance at a rate of Fifteen Percent (15%). As further consideration for the Note, the Company will issue the Warrant in the form attached hereto to Holder equal to a right to purchase one hundred thousand shares for every $100,000 loaned at an exercise price of $.25 per share. This Note does not conflict with any other Company commitments to other lenders and shall be unsecured. The Company agrees to secure this $2,500,000 Revolving Credit Facility with (.5%) one half of 1% of the patent portfolio asset owned 100% by Paid, Inc. The unpaid principal of this Note from time to time outstanding shall bear interest, payable monthly in arrears, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days

1. Events of Default. The occurrence of any of the following shall constitute an Event of Default:

      (a) Failure to Pay Principal or Interest when Due. The Company shall fail to pay (or shall state in writing an intention not to pay or its inability to pay) any principal or interest payment when due hereunder;

      (b)  Voluntary  Bankruptcy or  Insolvency  Proceedings.  The Company shall
(a)(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency, or similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in any involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or (b) become a debtor in any involuntary bankruptcy or insolvency proceedings if such proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or

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hereafter in effect shall be commenced  and an order for relief  entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

2. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

3. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned by the Company, without the prior written consent of Holder.

4. Prepayment. The Company shall have the right to prepay at any time, in whole or in part, the unpaid principal and interest due on this Note, with no prepayment penalty or premium.

5. Failure to Act and Waiver. No failure or delay by Holder hereof to require the performance of any term or terms of this Note or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the Holder of this Note to give notice of any failure or breach of the Company under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach. Except as otherwise expressly provided herein, the Company waives demand, presentment for payment, notice of intent to accelerate, notice of acceleration, notice of nonpayment or dishonor, grace, protest, notice of protest, all other notices, and any and all diligence or delay in collection or the filing of suit hereon.

6. Collection. In the event this Note is collected by legal proceeding or through a bankruptcy court, or is placed in the hands of an attorney for collection after default (whether or not suit is filed), the Company shall pay all reasonable costs of collection, including reasonable attorneys' fees and expenses.

7. Fees and Expenses. The Company shall pay to Holder, by wire transfer of immediately available funds to an account designated by Holder, all of Holder's reasonable agreed upon out-of-pocket fees and expenses incurred in connection with the transactions contemplated hereby (including without limitation attorneys' fees of Holder's counsel).

8. Miscellaneous.

      (a) This Note shall bind and inure to the benefit of the parties and their respective permitted successors and assigns.

      (b) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

      (c) The Company hereby consents to the jurisdiction of the courts of the Commonwealth of Massachusetts in any action or proceeding which may be brought against it under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein and, in the event any such action or proceeding shall be brought against it, the Company agrees not to raise any objection to such jurisdiction or to the laying of venue in Boston, MA.

      (d) This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without

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      regard  to  the  conflicts  of  law  provisions  of  the  Commonwealth  of
      Massachusetts or of any other state.

9. Wire Transfer Information. The Company shall provide its wire transfer information to Holder upon any disbursement request. Upon receipt of such request, Holder shall wire funds in installments of no less than $250,000 within fifteen (15) days of such written request. The initial $450,000 in funds shall be loaned to the Company immediately as of the date hereof as a fixed loan. The remaining $2,050,000 shall serve as a revolving line of credit, whereby, in the event that the Company draws on such amount and repays such amount in accordance with the terms of this Note, the Company shall have the right to redraw upon such amount so long as the principal amount outstanding does not exceed $2,500,000.

                     [Remainder of Page Intentionally Blank]

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                        Signature Page to Promissory Note

IN WITNESS WHEREOF, the Company has duly executed this Note as of the day and year first above written.

Paid Inc.

/s/ Gregory Rotman

--------------------------------------
By: Gregory Rotman

Name: Gregory Rotman
Title: CEO
Date: April 29, 2008

AGREED AND CONFIRMED:
Lewis Asset Management

        /s/ W. Austin Lewis
By:
    -------------------------------
General Partner, duly authorized